SIGNIFICANT ACCOUNTING POLICIES (Schedule of Changes in Allowance for Doubtful Accounts) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
SIGNIFICANT ACCOUNTING POLICIES [Abstract]
Balance at the beginning of the year	$ 809	$ 959	$ 1,112
Doubtful debt expenses during the year	1,159	165	413
Customers write-offs/collection during the year, net	(17)	(358)	(599)
Exchange rate	(149)	43	33
Balance at the end of the year	$ 1,802	$ 809	$ 959